Exhibit 10.48

                                      LOAN


Borrower:           Universe2U  Canada  Inc.

Lender:             Frank  Servedio

Amount:             $200,000  CDN

Date  of  Loan:     November  14,  2001

Use  of  Proceeds:  Operations

Maturity:           February  18,  2002

Interest Rate

Extension           60-day  extension  upon  payment of a fee of $10,000 CDN

Penalty  provisions     500,000  shares  if the loan is not repaid by the end of
the first 60-day period and an additional 250,000 shares if the loan is not repaid by the end of the second 60-day period

Expenses     Company  pays  all  associated  expenses  to  establish  the  loan

Stock  Payment     At maturity or repayment, 45,000 common shares of UTOU common stock


Please confirm your acceptance of the Loan on the terms stated above by signing and returning to us the enclosed copy of this Agreement, whereupon this Agreement shall become a binding agreement between us.

     Very  truly  yours,

     FRANK  SERVEDIO


     By:    /s/  Frank  Servedio
          Name:  Frank  Servedio



Agreed  to  this 18  day  of  Feb.,  2002.

UNIVERSE2U  INC.


     By:/s/ Kim Allen
     Name:  Kim  Allen
     Title:  CEO